Third Quarter 2012 Update Call October 1, 2012 Exhibit 99.2

Summary 1 * Adjusted results are from continuing operations and exclude streamlining initiatives, brand-exiting activities, gain (loss) on extinguishment of debt and unrealized foreign currency gains (losses). Primarily reflects 3Q12 results and outlook for the balance of the year for Juicy Couture kate spade exceeding its forecast for 2012...very bullish Lucky Brand continues to perform in-line – no changes to outlook for 2012 Slight reduction in the outlook for Adelington Design Group related to remaining JCPenney partnership, as discussed back in April Corporate costs in-line Delayed closure of Ohio DC adding $2M-$4M cost pressure, included in new range Updated 2012 Forecast Adjusted EBITDA* $100M-$115M 3Q12 Forecast Adjusted EBITDA* $17M-$20M

Direct-to-Consumer Sales Performance* 2 3Q12** (1%) +4% +21% * Represents a blend of specialty and outlet stores. Includes comparable specialty & outlet stores, concessions and e-commerce sales. ** As of September 29, 2012. Results are preliminary and subject to month-end closing adjustments. (5%) +11% +31% YTD**

January FY 2012 Assumptions 3 January 2012 Guidance* YTD Direct-to-Consumer Comp Sales** Mid Single Digits DTC Comp Growth Strong 2H12 Performance Improved Margins & Full-Price Sales +11% (5%) +31% * Based on forecast when guidance range was established in January 2012. ** Represents a blend of specialty and outlet stores. Includes comparable specialty & outlet stores, concessions and e-commerce sales. Note: During the first half of 2012, the shortfall in adjusted EBITDA at Juicy was offset by the improvements at kate spade. DTC Comp Growth: 10% + Range DTC Comp Growth: Low Teens, Reflecting Already Strong Productivity

Revised FY 2012 Assumptions 4 January 2012 Guidance* Adjusted EBITDA Contribution** Lucky Brand 29 - 32 Adelington Design Group 25 - 26 Corporate*** (75) - (70) Juicy Couture $70 - 73 * Based on forecast when Adjusted EBITDA guidance range was established in January 2012. ** Adjusted results are from continuing operations and exclude streamlining initiatives, brand-exiting activities, gain (loss) on extinguishment of debt and unrealized foreign currency gains (losses). *** Corporate is fully allocated to brand results for GAAP and Adjusted segment reporting purposes. Kate Spade 76 - 79 Current Adjusted EBITDA Contribution** Low - High Low - High ($ in Millions) $125 - 140 32 - 33 20 - 21 $28 - 38 92 - 93 $100 - 115 (72) - (70)

Juicy Couture 5 Of all FNP brands, Juicy has the strongest global brand awareness and the largest global sales footprint * Q2 YTD Sales from Continuing Operations, based on destination country, rather than country of origin. ** Concessions account for < 1% of sales. YTD Sales Mix* Specialty 31% Wholesale Outlet 22% E-Commerce 7% Licensing 4% Int’l Wholesale Domestic 17% 18% Concessions**

Aspirational, Casual Luxury, California Lifestyle 6

7 Strong Editorial Presence

8 Spotted on Celebrities Daily

Repositioning Juicy 9 Set out to reposition Juicy at the beginning of 2011 Mission Infuse newness in heritage product line Reflect needs and feedback of our customer – give her more of what she wants Design and merchandise into new trends and specific market needs around the world

Juicy Couture 2012 Goals 10 Introduce a deeper assortment of fashion apparel Elevate the accessories line Develop, test and begin to roll out a new store visual package Build awareness of the new Juicy Couture via new marketing campaigns Reduced adjusted EBITDA profile of the brand stems largely from the performance of the US retail stores and a reduction in the size of the US wholesale business

Juicy Couture Results To Date 11 Recap of Spring/Summer 2012 Specialty store Spring inventory levels down - high sell-thrus on well-liked items Heavier mix of premium fashion: average prices up Sales of Spring merchandise increase in specialty stores, while sales lagged at outlet Fall 2012: Increased inventory levels and penetration of fashion goods in specialty stores Conservative planning of sell-thru rates, but planned gross margin dollar increases Weaker sell-thrus indicate price resistance to higher priced mix Implemented new markdown cadence to address lower sell-thru rate Key learnings implemented for balance of year Adjusted expected sell-thru rates and margin dollars to be in-line with August and September; meaningful decline in forecasted adjusted EBITDA Targeted pricing reductions “Re-couturing” additional doors for Fall/Holiday Redeploying product from underperforming to higher performing stores

Juicy Couture Social Media 12 2 million Facebook likes and 956,000 followers on Google+ Engagement on wall posts up +42% Twitter follower base is up +59% since last year to over 89,000 The Fall 2012 twitter campaign generated over 10,000 tweets 71,000 followers on TUMBLR – a 400% increase Very strong base of viewership on YOUTUBE

Juicy Couture E-Commerce 13 Upward trend in key social media statistics translating to strong sales E-commerce sales up +24% YTD Increased traffic and solid links to upward trend in social media Supports opportunities afforded by focusing on in-store plus continued improvement of accessories designs

FIFTH & PACIFIC
COMPANIES, INC.

Re-Coutured Doors

Completing the last few doors of our 2012 campaign, at which point approximately 47 doors of the total 131 will have been touched





Recently Re-Coutured Stores

- 5th Avenue
- Madison Avenue
- Rodeo Drive
- Forum Shops
- Newbury
- Fashion Island
- Roosevelt Field
- Manhasset
- Fashion Valley
- Santa Monica
- Houston
- Merrick
- Bleecker
- Tyson's Corner
- M Street
- Royal Hawaiian
- Short Hills
- Lincoln Road
- Northpark
- Corte Madeira
- Arden Fair
- Boca Raton
- Glendale
- Northstar
- Pasadena
- Ross Park
- Tampa
- Westchester
- El Paseo
- Yorkdale
- Somerset
- Stanford
- Naples
- Walnut Street

© 2012 FIFTH & PACIFIC COMPANIES, INC. ALL RIGHTS RESERVED. | 14

kate spade NEW YORK Lucky Brand Juicy Couture JACK SPADE

Re-Coutured Doors (cont’d) 15 Beginning to see standout performance across store fleet Increased traffic at Fashion Island store in Newport Beach Sequential improvements in sales and gross margin over the last few weeks, versus the period leading up to renovation Newbury and Manhasset stores only recently re-coutured, with noticeably improved traffic trends Growing momentum in New York market

Regent Street and Mall of America 16

Juicy Couture: Going Forward 17 Pricing and merchandising Changes in inventory allocations Making assortments more commercial Assortment investment pyramid Targeting price points that we know sell at Juicy Reworking heritage items, such as handbags Reorganization and cost reduction Plan to license babies, girls and intimates lines Implementing outlet-specific / DFO strategies Accelerating presence in Asia kate spade 18 Significantly above plan at kate spade Moving aggressively on square footage expansion Largely staying within current format and footprint by door Continue to expect closing the buyout of the kate spade joint venture in Japan in 4Q12 Working very closely with partners in the Middle East, China and Southeast Asia Owned operations in Brazil and London planned to grow with new stores in 2013 Expecting this business to see another year of significant growth in 2013

Lucky Brand 19 Estimated 3Q total sales up +8% Estimated DTC comp sales up +4%...with strong gross margin expansion versus LY Continuing to tightly manage inventory Wholesale business is positioned for growth Plus size denim launching With new product launches and the launch of some global partnerships in 2013, anticipate strong growth in profitability for the brand

Corporate Costs 20 Completed significant corporate cost reduction – in a good position for 2013 Initiative to outsource our distribution function from the Ohio DC to the related third party logistics facility has encountered certain start up issues To mitigate shipping risk that could meaningfully hurt our business, we have delayed the migration of certain parts of our business out of Ohio and have redeployed certain elements back to Ohio As a result, we made the decision to keep the Ohio DC open at least through the near term Increase in 2012 operational costs associated with these actions is estimated to be between $2M and $4M* * Factored into the 2012 forecast outlook.

What’s Next? 21 Full report of 3Q12 results on October 25th Focused on positioning kate spade and Lucky Brand for impressive growth in 2013 Clear priorities going forward Capital allocation weighted to fund and support kate spade growth over the next 18 months Funding capital-light growth plan at Lucky Brand Mitigate risk at Juicy Couture while implementing final steps to turn around US stores Implement merchandising and pricing strategies No new US stores near term Small CapEx for US outlet store “re-couture” Introduce new licensees Grow global and e-commerce businesses Plan to provide updated Adjusted EBITDA guidance for FY 2013 in January, coinciding with the ICR conference

Forward-Looking Statement 22 Statements contained herein that relate to the Company's future performance, financial condition, liquidity or business or any future event or action are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as "intend," "anticipate," "plan," "estimate," "target," "forecast," "project," "expect," "believe," "we are optimistic that we can," "current visibility indicates that we forecast," "contemplation" or "currently envisions" and similar phrases. Such statements are based on current expectations only, are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions. The Company may change its intentions, belief or expectations at any time and without notice, based upon any change in the Company's assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some risks and uncertainties involve factors beyond the Company's control. Among the risks and uncertainties are the following: our ability to continue to have the necessary liquidity, through cash flows from operations and availability under our amended and restated revolving credit facility, may be adversely impacted by a number of factors, including the level of our operating cash flows, our ability to maintain established levels of availability under, and to comply with the financial and other covenants included in, our amended and restated revolving credit facility and the borrowing base requirement in our amended and restated revolving credit facility that limits the amount of borrowings we may make based on a formula of, among other things, eligible accounts receivable and inventory and the minimum availability covenant in our amended and restated revolving credit facility that requires us to maintain availability in excess of an agreed upon level; general economic conditions in the United States, Europe and other parts of the world, including the impact of debt reduction efforts in the United States; levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours; restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed; changes in the cost of raw materials, labor, advertising and transportation which could impact prices of our products; our ability to successfully implement our long-term strategic plans, including the focus on our JUICY COUTURE, LUCKY BRAND and KATE SPADE brands and expansion into markets outside of the US, such as KATE SPADE's joint venture in China and the conditional exercise of our option to acquire the KATE SPADE joint venture in Japan; our ability to sustain recent improved performance in our LUCKY BRAND business; our ability to successfully improve the operations and results, creative direction and product offering at our JUICY COUTURE brand; our dependence on a limited number of large US department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers; whether or not the purchase of the 51% interest in the Kate Spade Japan joint venture will be consummated, and if consummated whether we will be successful operating the KATE SPADE business in Japan; risks associated with the transition of the MEXX business to an entity in which we hold a minority interest and the possible failure of such entity that may make our interest therein of little or no value and risks associated with the ability of the majority shareholder to operate the MEXX business successfully, which will impact the potential value of our minority interest; costs associated with (i) the transition of the LIZ CLAIBORNE family of brands, MONET US, DANA BUCHMAN, KENSIE and MAC & JAC brands from the Company to their respective acquirers and (ii) the early termination and transition of the DKNY® Jeans and DKNY® Active licenses; our ability to anticipate and respond to constantly changing consumer demands and tastes and fashion trends, across multiple brands, product lines, shopping channels and geographies; our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees; our ability to adequately establish, defend and protect our trademarks and other proprietary rights; our ability to successfully develop or acquire new product lines or enter new markets or product categories, and risks related to such new lines, markets or categories; risks associated with the sale of the LIZ CLAIBORNE family of brands to J.C. Penney Corporation, Inc. and the licensing arrangement with QVC, Inc., including, without limitation, our ability to maintain productive working relationships with these parties and possible changes or disputes in our other brand relationships or relationships with other retailers and existing licensees as a result; the impact of the highly competitive nature of the markets within which we operate, both within the US and abroad; our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices; risks associated with our buying/sourcing agreement with Li & Fung Limited ("Li & Fung"), which results in a single third party foreign buying/sourcing agent for a significant portion of our products; risks associated with continuing to operate our Ohio distribution facility beyond our previously anticipated timetable, including increased operating expenses and the need to negotiate terms for continuation of our union arrangements for a period of time; risks associated with the closing of our Ohio distribution center and our US distribution services agreement with Li & Fung, which results in the transition to a single third party service provider for a significant portion of our US distribution and our ability to effectively transition our distribution function to Li & Fung or any other third party on a timely basis; a variety of legal, regulatory, political and economic risks, including risks related to the importation and exportation of product, tariffs and other trade barriers; our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products, but political activity seeking to re-impose quota has been initiated or threatened; our exposure to currency fluctuations; risks associated with material disruptions in our information technology systems; risks associated with privacy breaches; risks associated with credit card fraud and identity theft; risks associated with third party service providers, both domestic and overseas, including service providers in the area of e-commerce; limitations on our ability to utilize all or a portion of our US deferred tax assets if we experience an "ownership change"; the outcome of current and future litigation and other proceedings in which we are involved and such other factors as are set forth in this press release, and in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 including in the sections entitled "Item 1A-Risk Factors" and "Statement on Forward Looking Statements," which is available on the SEC’s EDGAR website. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Presentation of Non-GAAP Financial Information 23 The adjusted results for the third quarter of 2012, as well as forward-looking targets, exclude the impact of expenses incurred in connection with the Company’s streamlining initiatives and brand-exiting activities, (losses) gains on extinguishment of debt and interest expense charges related to a multi-employer pension withdrawal liability. The Company believes that the adjusted results for such periods represent a more meaningful presentation of its historical operations and financial performance since these results provide period to period comparisons that are consistent and more easily understood. We present Adjusted EBITDA excluding foreign currency gains (losses), net, which we define as loss from continuing operations, adjusted to exclude income tax provision (benefit), interest expense, net, (losses) gains on extinguishment of debt, depreciation and amortization, the impact of expenses incurred in connection with the Company’s streamlining initiatives and brand-exiting activities, non-cash impairment charges, non-cash share-based compensation expense and unrealized foreign currency gains (losses), net. We present the above-described Adjusted EBITDA measure because we consider it an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Estimates of 2012 third quarter GAAP results are not provided in this presentation as the Company has not yet completed its accounting for its streamlining initiatives and brand-exiting activities.